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                                                                    EXHIBIT 99.1

[Global Marine Inc. Logo]



[Santa Fe Logo]





For Immediate Release
---------------------

    Global Marine Inc. and Santa Fe International Corporation Set Shareholder
                                  Meeting Date
                    For Approval of Merger Related Proposals


HOUSTON and DALLAS, TX. -- October 8, 2001 -- Global Marine Inc. (NYSE:GLM) and Santa Fe International Corporation (NYSE:SDC) today announced that their respective shareholder meetings for approval of their merger related proposals will be held on Tuesday, November 20, 2001. Shareholders of record of each of the companies as of the close of business on October 15, 2001, will be entitled to vote at their respective meetings.

                                       ***

Houston-based Global Marine is a major international offshore drilling contractor with one of the industry's youngest, most diversified and technologically advanced drilling fleets. The company's 33 premium mobile drilling units include jackups, semisubmersibles, and dynamically positioned ultra-deepwater drillships. In addition, the company is the world's leading provider of drilling management services, including turnkey and project management.

                                       ***

Santa Fe International Corporation is a leading international offshore and land contract driller. The Company owns and operates a high quality, technologically advanced fleet of 26 marine drilling rigs and 31 land drilling rigs and is a provider of drilling related services to the petroleum industry.

                                       ###

ADDITIONAL INFORMATION
----------------------

In connection with their proposed merger, Global Marine Inc. and Santa Fe International Corporation filed a preliminary joint proxy statement/prospectus with the Securities and Exchange Commission on September 27, 2001. INVESTORS AND SECURITY HOLDERS

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ARE URGED TO CAREFULLY READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS
REGARDING THE PROPOSED TRANSACTION (WHEN AVAILABLE), BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the definitive joint proxy statement/prospectus (when available) and other documents containing information about Global Marine Inc. and Santa Fe International Corporation, without charge, at the SEC's web site at www.sec.gov. Copies of the definitive joint proxy statement/prospectus and the SEC filings that are incorporated by reference in the definitive joint proxy statement/prospectus may also be obtained for free by directing a request to either: Investor Relations, Global Marine Inc., Michael R. Dawson, Phone:
281-596-5809, Fax: 281-596-5163, or Investor Relations, Santa Fe International Corporation, Michelle Appleby, Phone: 972-701-7524, Fax: 972-701-7737.

PARTICIPANTS IN SOLICITATION
----------------------------

Global Marine Inc. and Santa Fe International Corporation and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from their respective stockholders in connection with the proposed merger. Kuwait Petroleum Corporation may also be deemed to be a participant in the solicitation. Information concerning Global Marine Inc.'s participants in the solicitation is set forth in Global Marine Inc.'s Current Report on Form 8-K that was filed with the Securities and Exchange Commission on September 4, 2001, and information concerning Santa Fe International Corporation's and Kuwait Petroleum Corporation's participants in the solicitation is set forth in Santa Fe International Corporation's Current Report on Form 8-K that was filed with the Securities and Exchange Commission on September 4, 2001.

                                      # # #


Web sites: http://www.glm.com and http://www.sfdrill.com

Contacts:
For Global Marine:                          For Santa Fe International:
Investors                                                Investor Relations
Michael R. Dawson                                        Michelle Appleby
Phone: 281-596-5809                                   Phone: 972-701-7524

Media Contact:
Stephanie Price
Phone: 281-596-5816

Investors@glm.com                           irelations@sfdrill.com